BARON

FUNDS®

BARON WEALTHBUILDER FUND®

Supplement to the Summary Prospectus, Prospectus,

and Statement of Additional Information dated April 30, 2025

Effective immediately, in connection with the changes to the principal investment strategies of Baron WealthBuilder Fund (the “Fund”), the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) of the Fund are modified as follows:

On page 2 of the Summary Prospectus and page 4 of the Prospectus of the Fund, the following information supersedes and replaces the first paragraph in the section “Principal Investment Strategies of the Fund”:

The Fund is a diversified fund because it invests, at any given time, in the securities of a select number of Baron mutual funds and affiliated exchange-traded funds (“ETFs” and collectively, the “Underlying Funds”), representing specific investment strategies. The Fund normally invests in a variety of domestic and international equity funds. The Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

On page 3 of the Summary Prospectus and page 5 of the Prospectus of the Fund, the following information supersedes and replaces the table in the section “Underlying Funds”:

Baron WealthBuilder Fund
Strategy	Fund
Small Cap	Baron Discovery Fund
Baron Small Cap Fund
Baron Growth Fund
Small-Mid Cap	Baron Focused Growth Fund
Baron SMID Cap ETF
Mid Cap	Baron Asset Fund
Large Cap	Baron Fifth Avenue Growth Fund
Baron Durable Advantage Fund
All Cap	Baron Partners Fund
Baron Opportunity Fund
Baron First Principles ETF
International / Global	Baron International Growth Fund
Baron Emerging Markets Fund
Baron Global Opportunity Fund
Baron India Fund
Baron Global Durable Advantage ETF
Sector	Baron Real Estate Fund
Baron Real Estate Income Fund
Baron Health Care Fund
Baron Financials ETF
Baron Technology ETF

On page 14 of the Prospectus of the Fund, the following information supersedes and replaces the first paragraph in the section “Information about the Fund”:

This Prospectus is for Baron WealthBuilder Fund (the “Fund”), a series of Baron Select Funds. Baron Select Funds currently has twelve series, Baron Partners Fund, Baron Focused Growth Fund, Baron International

Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Opportunity Fund, Baron Real Estate Income Fund, Baron WealthBuilder Fund, Baron Health Care Fund, Baron FinTech Fund, Baron India Fund and Baron Technology Fund. If you are interested in Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund or Baron Durable Advantage Fund, which are series of Baron Investment Funds Trust, please visit BaronCapitalGroup.com or contact us at 1-800-99BARON. If you are interested in Baron First Principles ETF, Baron Global Durable Advantage ETF, Baron SMID Cap ETF, Baron Financials ETF or Baron Technology ETF, which are series of Baron ETF Trust, please visit BaronCapitalGroup.com or contact us at 1-800-99BARON. The series of Baron Investment Funds Trust, Baron Select Funds, and Baron ETF Trust may be collectively referred to as the “Underlying Funds.”

On pages 14-17 of the Prospectus of the Fund, the following information supersedes and replaces the information in the section “Information about the Fund – Additional Investment Strategies”:

As the Fund makes investments exclusively in the Underlying Funds, the Fund expects its portfolio to be subject to the additional principal investment strategies described below.

Baron Asset Fund, Baron Growth Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, Baron Durable Advantage Fund, Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron First Principles ETF, Baron SMID Cap ETF, Baron Financials ETF and Baron Technology ETF may invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), European Depository Receipts (“EDRs”) or directly in the securities of non-US issuers, provided that the aggregate amount of such investments does not exceed 35% of a Fund’s respective total assets at the time of purchase.

Baron Small Cap Fund may invest in ADRs, GDRS, EDRs or directly in the securities of non-US issuers, provided that the aggregate amount of such Investments does not exceed 20% of the Fund’s respective total assets at the time of purchase. These securities may have exposure to developed countries and developing countries, which include countries in the MSCI Emerging Markets (EM) Index, countries in the MSCI Frontier Markets (FM)

Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM and FM Indexes.

Baron International Growth Fund may invest up to 25% of its total assets directly in the securities of U.S. issuers. In addition, the Fund may invest without limitation in the securities of non-U.S. issuers in U.S. denominated form known as American Depository Receipts.

Baron Emerging Markets Fund may invest up to 20% of its net assets in developed countries, frontier countries as defined by the MSCI Frontier Markets (FM) Index and in the securities of non-U.S. issuers in developed and frontier countries in U.S. denominated form known as American Depository Receipts.

Baron Global Opportunity Fund may invest without limitation directly in the securities of U.S. and non-U.S. companies in any form, including, in the case of U.S. companies, European Depository Receipts and Global Depository Receipts, and in the case of non-U.S. companies, American Depository Receipts. At all times, Baron Global Opportunity Fund will have investments in the securities of companies in at least three countries outside of the U.S. Under normal conditions, at least 40% of the Fund’s net assets will be invested in stocks of companies outside the U.S. (at least 30% if foreign market conditions are not favorable).

Baron India Fund may invest up to 20% of its total assets directly in the securities of U.S. issuers. In addition, the Fund may invest without limitation in the securities of non-U.S. issuers in U.S. denominated form known as American Depository Receipts, Global Depository Receipts and other types of depository receipts with respect to issuers located in India.

Baron Global Durable Advantage ETF may invest in equity securities of companies of any sector or industry classification, which may include common stocks, depositary receipts (American Depository Receipts, European Depository Receipts or Global Depository Receipts) and related securities such as preferred stocks, real estate investment trusts (“REITs”) (up to a maximum of 25%), private placement securities including securities of private companies (i.e., securities which are not listed or traded on Recognized Markets), unlisted equity securities, initial public offerings (IPOs), secondary offerings, Rule 144A or Regulation S securities (securities offered outside of the US but which are exempt from the registration requirements of Section 5 of the US Securities Act of 1933), and convertible securities. The Fund may also invest up to a maximum of 25% in Chinese companies through Variable Interest Entities (“VIEs”) and directly via Stock Connect.

Except for Baron Asset Fund, the Underlying Funds may sell securities short. Short selling occurs when the Underlying Funds sell a security that the Underlying Funds do not own. In order to do so, the Underlying Funds must borrow a security to deliver it to the purchaser and later buy that security in the market and return it to the lender. The Underlying Funds may establish short positions in securities that the Adviser believes have limited growth prospects or are over-priced, or in securities of companies the Adviser believes are poorly managed or have highly leveraged balance sheets. The Underlying Funds may also establish a short position in a security to hedge exposure to a particular company or to hedge exposure to a certain industry or sector of the market. The Underlying Funds may also short market indices to hedge against broad movements in the market. Generally, when the Underlying Funds take a short position, the Adviser believes that the security’s price will fall. If it falls sufficiently, the Underlying Funds will make money. If it instead increases in price, the Underlying Funds will lose money. The Underlying Funds will not use more than 35% of their respective total assets in maintaining short positions. The Adviser, in its sole discretion, may decide not to sell any securities short. The Adviser believes that the flexibility to execute a long and short strategy may reduce the short-term volatility inherent in the equity markets. However, the Adviser also believes short sales can be significantly more risky than long investments and, as a result, expects to employ this tactic relatively infrequently.

Except for Baron Asset Fund, which may invest up to 10% of its net assets, the Underlying Funds may invest up to 15% of their respective net assets in illiquid securities at the time of purchase. Subsequently, if as a result of changes in the portfolio, illiquid securities exceed 15% of net assets, Baron First Principles ETF, Baron Global Durable Advantage ETF, Baron SMID Cap ETF, Baron Financials ETF and Baron Technology ETF may not acquire any additional illiquid securities and the Adviser will take such steps as it considers appropriate to reduce the percentage within a reasonable period of time. An illiquid security is one that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such investments may include private equity securities, private investments in public equity (“PIPE”) securities and other restricted securities.

The Underlying Funds may invest in debt securities of all types and repurchase agreements for those securities. Debt securities include corporate bonds, government securities, repurchase agreements, loans and loan participations, mortgage-backed securities and other securities that the Underlying Funds believe have debt-like characteristics, including hybrids and synthetic securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. The Underlying Funds may invest in debt securities that have a rating of, or equivalent to, at least “BBB” by S&P Global Ratings or “Baa” by Moody’s Investors Services, Inc., or if unrated, are judged by the Adviser to be of comparable quality. Except for Baron Small Cap Fund, which may invest up to 20% of its total assets, the underlying Baron mutual funds may invest up to 35% of their total assets in such securities. Some debt securities purchased by the underlying Baron mutual funds may have very long maturities. The length of time remaining until maturity is one factor that the Adviser considers in purchasing a particular debt security.

The Fund and the Underlying Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In such circumstances, the Adviser may invest all or a portion of the Fund’s and the Underlying Funds’ assets in cash or cash equivalents, such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short term debt instruments, and repurchase agreements. Taking such a temporary defensive position may cause the Fund and the Underlying Funds not to achieve their investment goals.

Baron Asset Fund may borrow up to 5% of its net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests that might otherwise require an untimely sale of portfolio securities. Baron Growth Fund, Baron Small Cap Fund and Baron Opportunity Fund may borrow up to 30% of the value of their respective total assets, including the amount borrowed, as of the time the borrowing is made, subject to exceptions for borrowing of up to 5% for short-term purposes.

Baron Fifth Avenue Growth Fund, Baron Discovery Fund, Baron Durable Advantage Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Opportunity Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron India Fund, Baron Financials ETF and Baron Technology ETF may borrow from a bank up to 33% of the value of their respective total assets, including the amount borrowed, as of the time the borrowing is made, subject to exceptions for borrowings of up to 5% for short-term purposes. Baron Partners Fund and Baron First Principles ETF may borrow money from banks to take advantage of opportunities to invest (leverage) in an amount up to one-third of its total assets, which include assets purchased with borrowed money. Baron SMID Cap ETF may borrow money to the extent permitted by law (which currently requires asset coverage of 300% immediately after such borrowing).

Companies in which the Underlying Funds invest may be subject to corporate actions, including mergers and acquisitions. The Adviser may, in its discretion, choose to receive shares of the combined entity where it concludes that it is in the best interest of the Underlying Funds’ shareholders to do so. Such a decision may result in the Underlying Funds owning shares of an issuer outside of the Underlying Funds’ market cap range.

The Underlying Funds may enter into swap transactions.

The Underlying Funds have additional investment strategies and restrictions that govern their activities. For a list of these restrictions and more information about the investment strategies, please see the “Investment Strategies and Risks” section beginning on page 3 of the Statement of Additional Information (“SAI”). Those strategies and restrictions that are identified as “fundamental” may only be changed with shareholder approval, while the others may be changed by the Board of Trustees (the “Board”) without shareholder approval upon at least 60 days’ notice.

On pages 19-32 of the Prospectus of the Fund, the following information is added to the section “Information about the Fund – Additional Investment Risks”:

Risk of Investing in Exchange-Traded Funds (ETFs). The Fund may invest in ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the ETF when the Fund invests in shares of ETF. The Fund is subject to the risks associated with the ETF’s investments. In addition, ETFs may trade significantly above (at a premium) or below (at a discount) to their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s holdings. Certain ETFs may experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

On page 3 of the SAI of the Fund, the following information supersedes and replaces the first paragraph in the section “Description of the Fund and Its Investments and Risks – Investment Strategies and Risks”:

The investment goal of Baron WealthBuilder Fund (the “Fund”) is to seek capital appreciation. The Fund is a diversified fund because it invests, at any given time, in the securities of a select number of Baron mutual funds and affiliated exchange-traded funds (“ETFs” and collectively, the “Underlying Funds”), representing specific investment strategies.

On page 4 of the SAI of the Fund, the following information supersedes and replaces the first paragraph in the section “Description of the Fund and Its Investments and Risks – Investment Strategies and Risks – Non-U.S. Securities”:

Baron Asset Fund, Baron Growth Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, Baron Durable Advantage Fund, Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron Financials ETF and Baron Technology ETF may invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), European Depository Receipts (“EDRs”) or directly in the securities of non-U.S. issuers, provided that the aggregate amount of such investments does not exceed 35% of a Fund’s respective total assets at the time of purchase. Baron Small Cap Fund may invest in ADRs, GDRS, EDRs or directly in the securities of non-U.S. issuers, provided that the aggregate amount of such Investments does not exceed 20% of the Fund’s respective total assets at the time of purchase.

On page 9 of the SAI of the Fund, the following information is added to the section “Description of the Fund and Its Investments and Risks – Securities Lending”:

The Fund may lend its underlying portfolio securities of ETFs (“Portfolio ETF Securities”) to qualified institutions. By lending its Portfolio ETF Securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the Portfolio ETF Securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund may lend its Portfolio ETF Securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently provide that (a) the borrower pledges and maintains with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time and the loaned securities be subject to recall within the normal and customary settlement time for securities transactions and (d) the Fund receives reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the Portfolio ETF Securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

The Fund will not lend Portfolio ETF Securities if, as a result, the aggregate of such loans exceeds 25% of the value of its total assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending Portfolio ETF Securities, subject to review by the Board.

The Fund may pay reasonable negotiated fees in connection with Portfolio ETF Securities, so long as such fees are set forth in a written contract and approved by its Board. In addition, the Fund shall, through the ability to recall securities prior to any required vote, retain voting rights over the Portfolio ETF Securities.

On page 18 of the SAI of the Fund, the following information supersedes and replaces the second paragraph in the section “Description of the Fund and Its Investments and Risks – Borrowing”:

Baron Partners Fund and Baron First Principles ETF participate in a committed syndicated line of credit agreement with SSBT in the amount of $1 billion and $25 million, respectively. For Baron Partners Fund, depending on the outstanding loan amount, a commitment fee of 0.15% or 0.25% per annum is incurred on the unused portion of the line of credit. For Baron First Principles ETF, depending on the outstanding loan amount, a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Baron Partners Fund and Baron First Principles ETF may borrow up to the lesser of $1 billion and $25 million, respectively, or the maximum amount Baron Partners Fund and Baron First Principles ETF may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus and Baron First Principles ETF’s prospectus, respectively, or any limit or restriction under any law or regulation to which Baron Partners Fund and Baron First Principles ETF are subject or any agreement to which each of Baron Partners Fund and Baron First Principles ETF is a party. Interest is charged to each of Baron Partners Fund and Baron First Principles ETF, based on its borrowings, at a rate per annum equal to the higher of the One-Month Term Secured Overnight Financing Rate plus 0.10%, the Federal Funds Effective Rate, or the Overnight Bank Funding Rate; plus a margin of 0.85%. An upfront fee of 0.05% is incurred on the commitment amount.

Dated: November 25, 2025

STICKER-STATPROWEALTH 11/25/2025

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